Earnings/(Loss) per common share (Tables)	12 Months Ended
Dec. 31, 2024
Earnings/(Loss) per common share [Abstract]
Computation of Basic and Diluted Earnings/(Loss) per Common Share	As of December 31, 2024, and during the year then ended, the effect of the outstanding First Representative’s Warrant and Series A Preferred Shares (see note 8 “capital structure”), would be antidilutive, hence they were excluded from the computation of diluted earnings/(loss) per common share:

	Year ended December 31,
	2024	2023	2022
Net (loss) / income	$(210)	$1,155	$4,242
Accumulated dividends on Series A Preferred Shares	(977)	—	—
Net (loss) / income attributable to common shareholders	$(1,187)	$1,155	$4,242
Divided by: Weighted average number of common shares, basic and diluted	19,515	5,000	5,000
(Loss)/Earnings per common share, basic and diluted	$(60.83)	$$231.00	$848.40